Prospectus Supplement -- October 5, 2001*

AXP(R) S&P 500 Index Fund (March 30, 2001) S-6434-99 E (3/01)
AXP(R) Mid Cap Index Fund
AXP(R) Total Stock Market Index Fund
AXP(R) Nasdaq 100 Index Fund

AXP(R) Small Company Index Fund (March 30, 2001) S-6357-99 J (3/01)

The "Management" section is revised as follows:

For AXP S&P 500 Index Fund, AXP Mid Cap Index Fund, AXP Total Stock Market Index Fund, AXP Nasdaq 100 Index Fund and AXP Small Company Index Fund:

David Factor became co-portfolio manager of the Fund in September 2001. David joined AEFC in 1990. He has worked in several areas of the company, including variable assets, where he participated in the planning, forecasting, and strategic operating plans for variable annuities and conducted financial reporting and analysis. David was promoted to quantitative analyst in 1999. He holds a BSB in accounting from the University of Minnesota, received his CPA in 1985 and is pursuing his CFA designation. He also serves as co-portfolio manager of AXP Variable Portfolio - S&P 500 Index Fund.



S-6434-22 A (10/01)
Valid until next update.

*Destroy April 1, 2002